SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION
The date of this supplement is November 10, 2017.

For Certain MFS® Funds

Effective after the close of business on November 10, 2017, the third paragraph in the sub-section entitled "Investment Adviser" under the main heading "Management of the Fund" is restated in its entirety as follows:

MFS votes proxies on behalf of the Fund pursuant to the proxy voting policies and procedures set forth in APPENDIX E. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC's website at http://www.sec.gov.

1031793 1                                                                                             MULTI-SAI-SUP-I-111017